Supplement dated September 11, 2020
to the Prospectus of the following fund:
Fund	Prospectus Dated
Wanger Advisors Trust
Wanger Select	5/1/2020
Effective September 28, 2020, the following changes are hereby made to the Fund's prospectus.
The portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” section is hereby removed and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Co-Portfolio Manager since September 2020	2015
John L. Emerson, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since 2019	2003
The rest of the section remains the same.
The portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section is hereby removed and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Co-Portfolio Manager since September 2020	2015
John L. Emerson, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since 2019	2003
Mr. Litfin has been associated with the Investment Manager since 2015, was a Vice President of the Trust from March 2016 to March 2019, and has been a Co-President of the Trust since March 2019. Prior to joining the Investment Manager, Mr. Litfin served as a portfolio manager and analyst for funds that invested in small- and mid-cap companies. Mr. Litfin began his investment career in 1993 and earned a B.S. from the University of Tennessee and an M.B.A. from Harvard University.
Mr. Emerson has been associated with the Investment Manager or its predecessors as an investment professional since 2003 and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Mr. Emerson was an analyst at an equity research firm. Mr. Emerson began his investment career in 2002 and earned a B.S. from the University of Missouri and an M.B.A from the University of Chicago.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1461-7 A (9/20)